UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WESBANCO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

WESBANCO, INC.

1 Bank Plaza

Wheeling, West Virginia 26003

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON WEDNESDAY, APRIL 22, 2020.

The following information supplements and relates to the 2020 proxy statement (the “Proxy Statement”) of Wesbanco, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2020 and furnished to the Company’s shareholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Company’s Annual Meeting of Shareholders to be held on Wednesday, April 22, 2020. This supplement is being filed with the SEC and is being made available to shareholders on or about April 2, 2020. This supplement should be read in conjunction with the Proxy Statement, as well as the Notice of Change to Virtual Meeting Format filed with the SEC and made available to shareholders on March 31, 2020.

Control Number to Attend Annual Meeting. To be admitted to the virtual Annual Meeting as a shareholder, you will need to log-in to www.meetingcenter.io/227855055 using a 15-digit control number and the meeting password, WSBC2020.

Shareholders of Record. If you are a shareholder of record as of March 3, 2020 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), the 15-digit control number will be located on the Computershare proxy card you previously received. If you are a shareholder of record and do not have your proxy card, you can contact Shareholder Services at (888) 294-8217 or (781) 575-3120 or our corporate secretary, Linda Woodfin, via e-mail at lwoodfin@wesbanco.com or telephone at (304) 234-9201 on or before April 20, 2020 to retrieve your control number. Please note that to retrieve your control number, you will first need to validate your identity.

Beneficial Owners. If you were a beneficial owner of record as of March 3, 2020 (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. The voting instruction form you receive from your broker, bank or other agent may have a 16-digit control number on it. This number will allow you to vote prior to the meeting at www.ProxyVote.com, but it will not allow you to enter and participate in the virtual Annual Meeting as a shareholder. To enter and participate in the Annual Meeting as a shareholder, beneficial owners must obtain a legal proxy from their broker, bank or other agent. Once obtained, you must register with Computershare by emailing the legal proxy (not the voting instruction form) you receive from your broker, bank or other agent to Computershare, at legalproxy@computershare.com and should include “Legal Proxy” in the subject line. Alternatively it may be mailed to Computershare at WesBanco, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your legal proxy attached to your email or included in your mailing). Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time, on Friday, April 17, 2020. You will then receive a confirmation of your registration, with a 15-digit control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/227855055 and enter your 15-digit control number and the meeting password, WSBC2020.